Exhibit 99.1

News

Investor Contact:
Logan Bonacorsi
lbonacorsi@caleres.com

Caleres Reports Strong Results in Third Quarter 2022

●	Delivers record quarterly consolidated net sales of $798.3 million
●	Improves inventory position with a 15.8 percent sequential decline from second quarter 2022
●	Returns $24.1 million to shareholders via share repurchases and dividends
●	Tightens fiscal year 2022 adjusted earnings per share outlook at upper end of previous guidance range

ST. LOUIS, November 22, 2022 - Caleres (NYSE: CAL), a diverse portfolio of consumer-driven footwear brands, today reported financial results for the third quarter ended October 29, 2022. During the quarter, Caleres continued its strong performance, achieving record quarterly sales and delivering another period of solid earnings. Net sales rose 1.8 percent year-over-year driven by positive momentum in the Brand Portfolio segment reflecting robust consumer demand for its fashion brands and products. The company achieved net income of $39.2 million, or earnings per diluted share of $1.08. Adjusted net income was $42.0 million, or adjusted earnings per diluted share of $1.15. Notably, Caleres improved its inventory position sequentially with total inventory levels declining 15.8 percent from the second quarter 2022.

“Caleres executed another strong operational and financial performance in the third quarter and closed the first nine months of the year with record earnings,” said Diane Sullivan, Chairman and Chief Executive Officer. “These results underscore the strength and versatility of our brands, highlight our compelling product and product creation power, and demonstrate the portfolio’s significantly enhanced agility and resilience during periods of macroeconomic uncertainty. We are particularly pleased that our Brand Portfolio segment achieved near-record third quarter earnings and that Famous Footwear delivered a strong operating margin of 12.3 percent.”

“We are encouraged by the recent market share gains from our brands and expect to build on this progress as we drive forward by enhancing the digital experience and elevating our product design and offerings,” said Jay Schmidt, President. “As we move through the remaining months of 2022, and in light of the more challenging macroeconomic environment, we will be even more focused on controlling our spending, prioritizing inventory management and leaning into our competitive advantages in order to drive long-term shareholder value.”

Third Quarter 2022 Highlights

(13-weeks ended October 29, 2022, compared to 13-weeks ended October 30, 2021)

●	Net sales were $798.3 million, up 1.8 percent from the third quarter of fiscal 2021;
‒	A 2.6 percent sales decline in the Famous Footwear segment, with comparable store sales down 0.8 percent
‒	A 7.6 percent sales increase in the Brand Portfolio segment
‒	Direct-to-consumer sales represented approximately 74 percent of total net sales
●	Gross profit was $339.9 million, while gross margin was 42.6 percent;
‒	A 44.7 percent gross margin in the Famous Footwear segment
‒	A 37.9 percent gross margin in the Brand Portfolio segment
●	SG&A as percentage of sales was 35.5 percent, 307 basis points higher than third quarter of fiscal 2021;
●	Net earnings of $39.2 million, or earnings per diluted share of $1.08, compared to net earnings of $59.6 million, or earnings per diluted share of $1.54 in the third quarter of fiscal 2021;

●	Adjusted net earnings of $42.0 million, or adjusted earnings per diluted share of $1.15, compared to adjusted net earnings of $61.5 million, or adjusted earnings per diluted share of $1.59 in the third quarter of fiscal 2021;
●	Trailing twelve-month adjusted earnings before interest, taxes, depreciation, and amortization (EBITDA) of $298.6 million; or 10.1 percent of sales;
●	Inventory was up approximately 19.5 percent, in-line with expectations, and 15.8 percent below the second quarter of 2022 – representing significant sequential progress;
●	Returned $24.1 million to shareholders through dividends and share repurchases.

Capital Allocation Update

During the third quarter, Caleres continued to strategically invest in value-driving growth opportunities while at the same time returning $24.1 million to shareholders through share repurchases and dividend payments. Specifically, Caleres repurchased 838,025 shares of common stock, at a total cost of $21.6 million and an average share price of $25.72. Year-to-date, the company has repurchased 2.6 million shares, representing approximately 7 percent of shares outstanding, at an average share price of $24.11. In addition to buybacks, Caleres returned $2.5 million to shareholders through its recurring quarterly cash dividend during the third quarter.

Fiscal Year 2022 Outlook:

“Looking ahead, we are confident that Caleres is well-positioned to close 2022 with record-setting earnings,” said Sullivan. “We believe our curated family of brands, powerful platform and robust capabilities in the areas of brand building, production creation, marketing, and logistics will enable us to navigate any market environment. In short, the Caleres team is enthusiastic about its prospects for long-term profitability and confident in our ability to generate strong levels of cash and unlock further value for our shareholders.”

Given the strong execution to date and expectations for the fourth quarter, Caleres is tightening its fiscal year 2022 earnings outlook at the upper end of its previous guidance range.

Specifically, the company expects adjusted earnings per share to be in the range of $4.30 and $4.40, representing another year of record earnings for the organization. In addition, the company is reiterating its full year sales outlook, with the range still expected to be between 4 percent and 6 percent as compared to fiscal year 2021.

The company anticipates continued improvement in its inventory position and expects to end fiscal year 2022 with inventory up mid-single digit percent as compared to fiscal year 2021.

Investor Conference Call

Caleres will host a conference call at 10:00 a.m. ET today, Tuesday, November 22. The webcast and associated slides will be available at investor.caleres.com/news/events. A live conference call will be available at (877) 704-4453 for North America participants or (201) 389-0920 for international participants, no passcode necessary. A replay will be also available at investor.caleres.com/news/events/archive for a limited period. Investors may also access the replay by dialing (844) 512-2921 in North America or (412) 317-6671 internationally and using the conference pin 13734096.

Definitions

All references in this press release, outside of the condensed consolidated financial statements that follow, unless otherwise noted, related to net earnings attributable to Caleres, Inc. and diluted earnings per common share attributable to Caleres, Inc. shareholders, are presented as net earnings and earnings per diluted share, respectively.

Non-GAAP Financial Measures

In this press release, the company’s financial results are provided both in accordance with generally accepted accounting principles (GAAP) and using certain non-GAAP financial measures. In particular, the company provides historic and estimated future gross profit, operating earnings, net earnings and earnings per diluted share, earnings before interest, taxes, depreciation and amortization adjusted to exclude certain gains, charges, and recoveries, which are non-GAAP financial measures. These results are included as a complement to results provided in accordance with GAAP because management believes these non-GAAP financial measures help identify underlying trends in the company’s business and provide useful information to both management and investors by excluding certain items that may not be indicative of the company’s core operating results. These measures should not be considered a substitute for or superior to GAAP results.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release contains certain forward-looking statements and expectations regarding the company’s future performance and the performance of its brands. Such statements are subject to various risks and uncertainties that could cause actual results to differ materially. These risks include (i) supply chain disruptions and inflationary pressures; (ii) the coronavirus pandemic and its adverse impact on our business operations and financial condition (iii) changing consumer demands, which may be influenced by general economic conditions and other factors; (iv) rapidly changing consumer preferences and purchasing patterns and fashion trends; (v) customer concentration and increased consolidation in the retail industry; (vi) intense competition within the footwear industry; (vii) foreign currency fluctuations; (viii) political and economic conditions or other threats to the continued and uninterrupted flow of inventory from China and other countries, where the company relies heavily on third-party manufacturing facilities for a significant amount of its inventory; (ix) cybersecurity threats or other major disruption to the company’s information technology systems; (x) the ability to accurately forecast sales and manage inventory levels; (xi) a disruption in the company’s distribution centers; (xii) the ability to recruit and retain senior management and other key associates; (xiii) the ability to secure/exit leases on favorable terms; (xiv) the ability to maintain relationships with current suppliers; (xv) transitional challenges with acquisitions and divestitures; (xvi) changes to tax laws, policies and treaties; (xvii) compliance with applicable laws and standards with respect to labor, trade and product safety issues; and (xviii) the ability to attract, retain, and maintain good relationships with licensors and protect our intellectual property rights. The company's reports to the Securities and Exchange Commission contain detailed information relating to such factors, including, without limitation, the information under the caption Risk Factors in Item 1A of the company’s Annual Report on Form 10-K for the year ended January 29, 2022, which information is incorporated by reference herein and updated by the company’s Quarterly Reports on Form 10-Q. The company does not undertake any obligation or plan to update these forward-looking statements, even though its situation may change.

# # #

SCHEDULE 1

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
($ thousands, except per share data)	October 29, 2022	October 30, 2021	October 29, 2022	October 30, 2021
Net sales	$798,258	$784,156	$2,271,704	$2,098,323
Cost of goods sold	458,382	448,805	1,268,019	1,165,792
Gross profit	339,876	335,351	1,003,685	932,531
Selling and administrative expenses	283,119	254,033	812,313	757,070
Restructuring and other special charges, net	2,910	—	2,910	13,482
Operating earnings	53,847	81,318	188,462	161,979
Interest expense, net	(4,003)	(5,069)	(8,886)	(28,803)
Loss on early extinguishment of debt	—	(649)	—	(649)
Other income, net	2,997	3,844	9,636	11,533
Earnings before income taxes	52,841	79,444	189,212	144,060
Income tax provision	(13,849)	(19,759)	(48,683)	(39,838)
Net earnings	38,992	59,685	140,529	104,222
Net (loss) earnings attributable to noncontrolling interests	(254)	63	(404)	1,057
Net earnings attributable to Caleres, Inc.	$39,246	$59,622	$140,933	$103,165

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.09	$1.56	$3.83	$2.70

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.08	$1.54	$3.79	$2.68

SCHEDULE 2

CALERES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

	(Unaudited)
($ thousands)	October 29, 2022	October 30, 2021
ASSETS
Cash and cash equivalents	$32,773	$74,772
Receivables, net	161,367	161,892
Inventories, net	649,257	543,218
Property and equipment, held for sale	16,777	—
Prepaid expenses and other current assets	60,910	82,816
Total current assets	921,084	862,698

Lease right-of-use assets	523,011	500,308
Property and equipment, net	151,798	155,516
Goodwill and intangible assets, net	218,420	230,625
Other assets	134,000	125,411
Total assets	$1,948,313	$1,874,558

LIABILITIES AND EQUITY
Borrowings under revolving credit agreement	$364,500	$175,000
Current portion of long-term debt	—	99,598
Mandatory purchase obligation - Blowfish Malibu	—	54,558
Trade accounts payable	279,704	352,084
Lease obligations	133,227	128,151
Other accrued expenses	261,483	260,669
Total current liabilities	1,038,914	1,070,060

Noncurrent lease obligations	453,718	452,786
Other liabilities	50,270	45,967
Total other liabilities	503,988	498,753

Total Caleres, Inc. shareholders’ equity	398,444	301,098
Noncontrolling interests	6,967	4,647
Total equity	405,411	305,745
Total liabilities and equity	$1,948,313	$1,874,558

SCHEDULE 3

CALERES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	(Unaudited)
	Thirty-Nine Weeks Ended
($ thousands)	October 29, 2022	October 30, 2021
OPERATING ACTIVITIES:
Net cash provided by operating activities	$46,266	$189,728

INVESTING ACTIVITIES:
Purchases of property and equipment	(40,056)	(10,437)
Capitalized software	(5,350)	(4,122)
Net cash used for investing activities	(45,406)	(14,559)

FINANCING ACTIVITIES:
Borrowings under revolving credit agreement	708,500	363,000
Repayments under revolving credit agreement	(634,000)	(438,000)
Redemption of senior notes	—	(100,000)
Dividends paid	(7,698)	(8,011)
Debt issuance costs	—	(1,190)
Acquisition of treasury stock	(63,225)	—
Issuance of common stock under share-based plans, net	(4,804)	(3,779)
Contributions by noncontrolling interests, net	3,142	—
Other	—	(676)
Net cash provided by (used for) financing activities	1,915	(188,656)
Effect of exchange rate changes on cash and cash equivalents	(117)	(36)
Increase (decrease) in cash and cash equivalents	2,658	(13,523)
Cash and cash equivalents at beginning of period	30,115	88,295
Cash and cash equivalents at end of period	$32,773	$74,772

SCHEDULE 4

CALERES, INC.
RECONCILIATION OF NET EARNINGS AND DILUTED EARNINGS PER SHARE (GAAP BASIS) TO ADJUSTED NET EARNINGS AND ADJUSTED DILUTED EARNINGS PER SHARE (NON-GAAP BASIS)

	(Unaudited)
	Thirteen Weeks Ended
	October 29, 2022			October 30, 2021

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$39,246	$1.08		$59,622	$1.54

Charges/other items:
Organizational changes	$2,910	2,723	0.07	$—	—	—
Fair value adjustment to Blowfish purchase obligation	—	—	—	1,918	1,424	0.04
Loss on early extinguishment of debt	—	—	—	649	482	0.01
Total charges/other items	$2,910	$2,723	$0.07	$2,567	$1,906	$0.05
Adjusted earnings		$41,969	$1.15		$61,528	$1.59

	(Unaudited)
	Thirty-Nine Weeks Ended
	October 29, 2022			October 30, 2021

	Pre-Tax	Net Earnings		Pre-Tax	Net Earnings
	Impact of	Attributable	Diluted	Impact of	Attributable	Diluted
	Charges/Other	to Caleres,	Earnings	Charges/Other	to Caleres,	Earnings
($ thousands, except per share data)	Items	Inc.	Per Share	Items	Inc.	Per Share

GAAP earnings		$140,933	$3.79		$103,165	$2.68

Charges/other items:
Organizational changes	$2,910	2,723	0.07	$—	—	$—
Fair value adjustment to Blowfish purchase obligation	—	—	—	15,423	11,454	0.30
Brand Portfolio - business exits	—	—	—	13,482	11,927	0.31
Loss on early extinguishment of debt	—	—	—	649	482	0.01
Deferred tax valuation allowances	—	—	—	—	3,294	0.08
Total charges/other items	$2,910	$2,723	$0.07	$29,554	$27,157	$0.70
Adjusted earnings		$143,656	$3.86		$130,322	$3.38

	(Unaudited)
	Trailing Twelve Months Ended
	October 29, 2022		October 30, 2021

	Pre-Tax	Net Earnings	Pre-Tax	Net Earnings
	Impact of	Attributable	Impact of	Attributable
	Charges/Other	to Caleres,	Charges/Other	to Caleres,
($ thousands)	Items	Inc.	Items	Inc.

GAAP earnings		$174,787		$26,189

Charges/other items:
Organizational changes	$2,910	2,723	$—	—
Loss on early extinguishment of debt	362	268	649	482
Deferred tax valuation allowances	—	746	—	3,294
Brand Portfolio - business exits	—	—	28,256	25,607
Fair value adjustment to Blowfish purchase obligation	—	—	24,412	18,129
Intangible asset impairment charges	—	—	23,805	17,854
COVID-19-related expenses	—	—	15,245	37,486
Vionic integration-related costs	—	—	3,436	2,552
Total charges/other items	$3,272	$3,737	$95,803	$105,404
Adjusted earnings		$178,524		$131,593

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	October 29,	October 30,	October 29,	October 30,	October 29,	October 30,	October 29,	October 30,
($ thousands)	2022	2021	2022	2021	2022	2021	2022	2021
Net sales	$481,951	$494,660	$323,242	$300,513	$(6,935)	$(11,017)	$798,258	$784,156
Gross profit	215,603	235,487	122,359	98,898	1,914	966	339,876	335,351
Adjusted gross profit	215,603	235,487	122,359	98,898	1,914	966	339,876	335,351
Gross profit rate	44.7%	47.6%	37.9%	32.9%	(27.6)%	(8.8)%	42.6%	42.8%
Adjusted gross profit rate	44.7%	47.6%	37.9%	32.9%	(27.6)%	(8.8)%	42.6%	42.8%
Operating earnings (loss)	59,267	87,375	22,304	11,383	(27,724)	(17,440)	53,847	81,318
Adjusted operating earnings (loss)	59,267	87,375	22,304	11,383	(24,814)	(17,440)	56,757	81,318
Operating earnings %	12.3%	17.7%	6.9%	3.8%	n/m %	n/m %	6.7%	10.4%
Adjusted operating earnings %	12.3%	17.7%	6.9%	3.8%	n/m %	n/m %	7.1%	10.4%
Same-store sales % (on a 13-week basis)	(0.8)%	26.5%	26.0%	45.8%	—%	—%	—%	—%
Number of stores	876	905	89	90	—	—	965	995

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirteen Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	October 29,	October 30,	October 29,	October 30,	October 29,	October 30,	October 29,	October 30,
($ thousands)	2022	2021	2022	2021	2022	2021	2022	2021
Gross profit	$215,603	$235,487	$122,359	$98,898	$1,914	$966	$339,876	$335,351
Charges/Other Items:
Brand Portfolio - business exits	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted gross profit	$215,603	$235,487	$122,359	$98,898	$1,914	$966	$339,876	$335,351
Operating earnings (loss)	$59,267	$87,375	$22,304	$11,383	$(27,724)	$(17,440)	$53,847	$81,318
Charges/Other Items:
Organizational changes	—	—	—	—	2,910	—	2,910	—
Total charges/other items	—	—	—	—	2,910	—	2,910	—
Adjusted operating earnings (loss)	$59,267	$87,375	$22,304	$11,383	$(24,814)	$(17,440)	$56,757	$81,318

SCHEDULE 5

CALERES, INC.
SUMMARY FINANCIAL RESULTS BY SEGMENT

SUMMARY FINANCIAL RESULTS

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	October 29,	October 30,	October 29,	October 30,	October 29,	October 30,	October 29,	October 30,
($ thousands)	2022	2021	2022	2021	2022	2021	2022	2021
Net sales	$1,302,828	$1,346,413	$1,013,043	$789,832	$(44,167)	$(37,922)	$2,271,704	$2,098,323
Gross profit	618,442	642,715	385,800	287,791	(557)	2,025	1,003,685	932,531
Adjusted gross profit	618,442	642,715	385,800	287,791	(557)	2,025	1,003,685	932,531
Gross profit rate	47.5%	47.7%	38.1%	36.4%	1.3%	(5.3)%	44.2%	44.4%
Adjusted gross profit rate	47.5%	47.7%	38.1%	36.4%	1.3%	(5.3)%	44.2%	44.4%
Operating earnings (loss)	171,451	220,746	93,063	25,116	(76,052)	(83,883)	188,462	161,979
Adjusted operating earnings (loss)	171,451	220,746	93,063	38,598	(73,142)	(83,883)	191,372	175,461
Operating earnings %	13.2%	16.4%	9.2%	3.2%	n/m %	n/m %	8.3%	7.7%
Adjusted operating earnings %	13.2%	16.4%	9.2%	4.9%	n/m %	n/m %	8.4%	8.4%
Same-store sales % (on a 39-week basis)	(2.5)%	11.5%	36.4%	24.3%	—%	—%	—%	—%
Number of stores	876	905	89	90	—	—	965	995

n/m – Not meaningful

RECONCILIATION OF ADJUSTED RESULTS (NON-GAAP)

	(Unaudited)
	Thirty-Nine Weeks Ended
	Famous Footwear		Brand Portfolio		Eliminations and Other		Consolidated
	October 29,	October 30,	October 29,	October 30,	October 29,	October 30,	October 29,	October 30,
($ thousands)	2022	2021	2022	2021	2022	2021	2022	2021
Gross profit	$618,442	$642,715	$385,800	$287,791	$(557)	$2,025	$1,003,685	$932,531
Charges/Other Items:
Brand Portfolio - brand exits	—	—	—	—	—	—	—	—
Total charges/other items	—	—	—	—	—	—	—	—
Adjusted gross profit	$618,442	$642,715	$385,800	$287,791	$(557)	$2,025	$1,003,685	$932,531
Operating earnings (loss)	$171,451	$220,746	$93,063	$25,116	$(76,052)	$(83,883)	$188,462	$161,979
Charges/Other Items:
Organizational changes	—	—	—	—	2,910	—	2,910	—
Brand Portfolio - business exits	—	—	—	13,482	—	—	—	13,482
Total charges/other items	—	—	—	13,482	2,910	—	2,910	13,482
Adjusted operating earnings (loss)	$171,451	$220,746	$93,063	$38,598	$(73,142)	$(83,883)	$191,372	$175,461

SCHEDULE 6

CALERES, INC.
BASIC AND DILUTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	October 29,	October 30,	October 29,	October 30,
	2022	2021	2022	2021
($ thousands, except per share data)
Net earnings attributable to Caleres, Inc.:
Net earnings	$38,992	$59,685	$140,529	$104,222
Net loss (earnings) attributable to noncontrolling interests	254	(63)	404	(1,057)
Net earnings attributable to Caleres, Inc.	39,246	59,622	140,933	103,165
Net earnings allocated to participating securities	(1,723)	(2,140)	(5,951)	(3,737)
Net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$37,523	$57,482	$134,982	$99,428

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	34,379	36,889	35,207	36,825
Dilutive effect of share-based awards	507	457	450	294
Diluted common shares attributable to Caleres, Inc.	34,886	37,346	35,657	37,119

Basic earnings per common share attributable to Caleres, Inc. shareholders	$1.09	$1.56	$3.83	$2.70

Diluted earnings per common share attributable to Caleres, Inc. shareholders	$1.08	$1.54	$3.79	$2.68

SCHEDULE 7

CALERES, INC.
BASIC AND DILUTED ADJUSTED EARNINGS PER SHARE RECONCILIATION

	(Unaudited)
	Thirteen Weeks Ended		Thirty-Nine Weeks Ended
	October 29,	October 30,	October 29,	October 30,
	2022	2021	2022	2021
($ thousands, except per share data)
Adjusted net earnings attributable to Caleres, Inc.:
Adjusted net earnings	$41,715	$61,591	$143,252	$131,379
Net loss (earnings) attributable to noncontrolling interests	254	(63)	404	(1,057)
Adjusted net earnings attributable to Caleres, Inc.	41,969	61,528	143,656	130,322
Net earnings allocated to participating securities	(1,842)	(2,208)	(6,067)	(4,729)
Adjusted net earnings attributable to Caleres, Inc. after allocation of earnings to participating securities	$40,127	$59,320	$137,589	$125,593

Basic and diluted common shares attributable to Caleres, Inc.:
Basic common shares	34,379	36,889	35,207	36,825
Dilutive effect of share-based awards	507	457	450	294
Diluted common shares attributable to Caleres, Inc.	34,886	37,346	35,657	37,119

Basic adjusted earnings per common share attributable to Caleres, Inc. shareholders	$1.17	$1.61	$3.91	$3.41

Diluted adjusted earnings per common share attributable to Caleres, Inc. shareholders	$1.15	$1.59	$3.86	$3.38

SCHEDULE 8

CALERES, INC.
CALCULATION OF EBITDA AND ADJUSTED EBITDA (NON-GAAP METRICS)

	(Unaudited)
	Trailing Twelve Months Ended
($ thousands)	October 29, 2022	October 30, 2021
EBITDA:
Net earnings attributable to Caleres, Inc.	$174,787	$26,189
Income tax provision	59,926	51,114
Interest expense, net	11,013	43,343
Loss on early extinguishment of debt	362	649
Depreciation and amortization (1)	49,552	53,900
EBITDA	$295,640	$175,195

EBITDA margin	10.0%	6.6%

Adjusted EBITDA:
Adjusted net earnings attributable to Caleres, Inc. (2)	$178,524	$131,593
Income tax provision (3)	59,461	41,514
Interest expense, net (4)	11,013	18,932
Depreciation and amortization (1)	49,552	53,900
Adjusted EBITDA	$298,550	$245,939

Adjusted EBITDA margin	10.1%	9.2%

(1)	Includes depreciation and amortization of capitalized software and intangible assets.
(2)	Refer to Schedule 4 for the consolidated reconciliation of net earnings attributable to Caleres, Inc. to adjusted net earnings attributable to Caleres, Inc.
(3)	Excludes the income tax impacts of the adjustments on Schedule 4.
(4)	Excludes the fair value adjustment to the Blowfish purchase obligation, as reflected on Schedule 4.